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                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

               Each of the undersigned hereby appoints William C. Nunan and Russell W. Kettell as his attorney-in-fact, each acting alone, with full powers of substitution and resubstitution, to execute for each of the undersigned and in his name and capacity with Golden West Financial Corporation as listed below, and to file any of the documents hereinafter described relating to the issuance and offering of the Company's debt securities and preferred stock up to a total of US$1,000,000,000 (including in such amount the offering price rather than the face value of any such securities sold at a discount from face value), such documents being: a Registration Statement to be filed with the Securities and Exchange Commission, any all other documents required to be filed with respect thereto with any regulatory authority, and all amendments to any of the foregoing, with all exhibits and documents required to be filed in connection therewith. The undersigned further grants unto said attorney, each acting alone, with full powers of substitution and resubstitution, full power and authority to accomplish the foregoing registration as fully as the undersigned might do.

               Dated as of this 12th day of July, 2000.


               SIGNATURE                               TITLE
               ---------                               -----

      /s/ HERBERT M. SANDLER              Director, Chief Executive Officer
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          Herbert M. Sandler

       /s/ MARION O. SANDLER              Director, Chief Executive Officer
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           Marion O. Sandler

      /s/ RUSSELL W. KETTELL              President and Chief Financial Officer
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          Russell W. Kettell

      /s/ ANTONIA HERNANDEZ                              Director
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           Antonia Hernandez

        /s/ LOUIS J. GALEN                               Director
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            Louis J. Galen

       /s/ PATRICIA A. KING                              Director
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           Patricia A. King

     /s/ MARYELLEN B. CATTANI                            Director
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         Maryellen B. Cattani

       /s/ BERNARD A. OSHER                              Director
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           Bernard A. Osher

       /s/ KENNETH T. ROSEN                              Director
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           Kenneth T. Rosen

     /s/ LESLIE TANG SCHILLING                           Director
------------------------------------
         Leslie Tang Schilling